Exhibit 10(c)

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of the Merrill Lynch Fundamental Growth Principal Protected Fund and the Merrill Lynch Basic Value Principal Protected Fund of our report dated January 18, 2002, relating to the financial statements of Bank of America Corporation which appear in the December 31, 2001 Annual Report to Shareholders of Bank of America Corporation, which is also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Charlotte, North Carolina October 4, 2002